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                                                                   EXHIBIT 23.10

         The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the merger of GraphOn Corporation with and into Unity First Acquisition Corp.


                                               /s/ August P. Klein
                                               ---------------------------------
                                               Name:    August P. Klein

Dated:  April 16, 1999